Exhibit 99.1

PORT OF OAKLAND BUSINESS CENTER
200,000 SF INDUSTRIAL PARK - OAKLAND, CA

SUPPLEMENTAL INFORMATION

SECOND QUARTER 2022

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM | NYSE: PSB

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements, including but not limited to: (i) the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; (ii) changes in general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; (iii) potential regulatory actions to close our facilities or limit our ability to evict delinquent customers; (iv) decreases in rental rates or increases in vacancy rates/failure to renew or replace expiring leases; (v) tenant defaults; (vi) the effect of the recent credit and financial market conditions; (vii) our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”); (viii) the economic health of our customers; (ix) the health of our officers and directors; (x) increases in operating costs; (xi) casualties to our properties not covered by insurance; (xii) the availability and cost of capital; (xiii) increases in interest rates and its effect on our stock price; (xiv) security breaches, including ransomware, or a failure of our networks, systems or technology which could adversely impact our operations or our business, customer and employee relationships or result in fraudulent payments; (xv) the impact of inflation; and (xvi) other factors discussed in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.
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Investor Company Summary

Executive Management Team

Stephen W. Wilson	President and Chief Executive Officer
Maria R. Hawthorne	Interim Chief Operating Officer
Adeel Khan	Chief Financial Officer and Corporate Secretary
Trenton Groves	SVP, Chief Accounting Officer
Board of Directors

Ronald L. Havner, Jr.	Chairman of the Board
Stephen W. Wilson	Director, President and Chief Executive Officer
Maria R. Hawthorne	Director, Interim Chief Operating Officer
Jennifer Holden Dunbar	Director
M. Christian Mitchell	Director
Irene H. Oh	Director
Kristy M. Pipes	Director
Gary E. Pruitt	Director
Robert S. Rollo	Director
Joseph D. Russell, Jr.	Director
Peter Schultz	Director

Investor Relations Information
Adeel Khan
T: 818.244.8080, Ext. 8975
akhan@psbusinessparks.com

Equity Research Coverage
FIRM	ANALYST	PHONE	EMAIL
Citi	Manny Korchman	212-816-1382	emmanuel.korchman@citi.com
Green Street Advisors	Vince Tibone	949-640-8780	vtibone@greenstreetadvisors.com
JP Morgan	Anthony Paolone	212-622-6682	anthony.paolone@jpmorgan.com
KeyBanc	Craig Mailman	917-368-2316	cmailman@key.com
Wells Fargo	Blaine Heck	443-263-6529	blaine.heck@wellsfargo.com
PS Business Parks, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding PS Business Parks, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of PS Business Parks, Inc. or its management. PS Business Parks, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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Company Overview As Of June 30, 2022

Company Overview
Total # of Properties	93

Total Square Feet	26,626,000

Total Occupancy (Period End)	95.3%

Same Park Occupancy (Period End)	95.6%

Same Park YTD GAAP NOI growth	4.7%

Same Park YTD Cash NOI growth	4.2%

(S&P/Moody's) (2) (3)	BBB+, BBB-/Baa2 (under review)

Net Debt to Total Combined Market Capitalization	n/a

Net Debt and Preferred Equity to Total Combined Market Capitalization	10.4%

Net Debt to Adjusted EBITDAre	2.8x

Multifamily
Average rent per unit	$2,132

Weighted average occupancy	94.9%

Period end occupancy	94.1%

Percent leased	97.0%

Economic Occupancy	92.1%

(2) As a result of the announced Merger, our corporate credit rating by Standard and Poor’s (S&P) was downgraded to BBB+, while our preferred stock classes were downgraded to a rating of BBB-. S&P placed all their ratings on PSB, including our 'BBB+' issuer credit rating, on CreditWatch with negative implications. The CreditWatch placement reflects that S&P could lower their ratings upon closing of the transaction, based on the pro forma capital structure and their view of the acquirer's financial policy. S&P no longer views PSB as being strategic to Public Storage.

(3) Following the announcement of the Merger, Moody’s Investors Service (“Moody’s”) placed under review for downgrade the ratings of the Company and our Baa2 preferred stock rating and the Baa1 senior unsecured shelf rating of our main operating subsidiary, PS Business Parks, L.P. The review for downgrade reflects the likelihood that PSB’s credit profile will deteriorate under Blackstone’s ownership, with the potential for meaningfully higher leverage and secured debt levels that could result in a multi-notch downgrade of the REIT’s ratings, including crossing over to non-investment grade territory, upon transaction close.

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Financial and Portfolio Highlights and Capitalization Data (unaudited, in thousands except share and per share data and portfolio statistics)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 31, 2021	June 30, 2021
Financial Results:
Rental income	$110,910	$112,840	$110,844	$110,448	$109,364
Net income	$107,520	$101,145	$357,009	$78,463	$70,050
Net Operating Income (NOI) (1)	$78,323	$76,740	$78,039	$76,093	$77,515
Cash NOI (1)	$77,857	$76,083	$77,569	$76,056	$77,813
Core FFO (1)	$65,011	$63,823	$63,485	$60,328	$61,816
Core FFO per common stock - diluted (1)	$1.85	$1.82	$1.81	$1.72	$1.77
EBITDAre	$68,552	$67,601	$74,224	$72,599	$73,503
Dividend declared per share of common stock	$1.05	$1.05	$1.05	$1.05	$1.05
Portfolio Statistics:
Total square footage at period end (2)	26,626,000	26,626,000	26,626,000	26,484,000	25,767,000
Weighted average occupancy	95.3%	95.8%	95.7%	94.9%	94.0%
Period end Occupancy	95.3%	95.7%	96.1%	95.7%	94.6%
Rent Change - GAAP	32.1%	23.8%	16.6%	15.6%	11.0%
Rent Change - Cash	17.9%	10.9%	6.3%	5.1%	3.3%
Same Park Performance:
Same Park weighted average occupancy	95.6%	96.2%	96.0%	95.1%	94.2%
Same Park income per occupied square foot	$16.58	$17.06	$16.53	$16.56	$16.36
Same Park GAAP NOI growth (1) (3)	4.7%	8.2%	9.0%	10.1%	11.5%
Same Park Cash NOI growth (1) (3)	4.2%	9.1%	8.2%	13.0%	16.3%
Capitalization:
Total shares and units issued and outstanding at period end (4)	34,936,854	34,932,798	34,895,162	34,851,508	34,846,819
Total equity market capitalization	$6,538,432	$5,871,505	$6,426,642	$5,462,625	$5,160,177
Series W, X, Y and Z Preferred Stock (5)	$755,000	$755,000	$755,000	$944,750	$944,750
Total consolidated debt	$—	$20,000	$32,000	$—	$—
Unrestricted cash	n/a	$(20,000)	$(27,074)	n/a	n/a
Total combined market capitalization (net debt plus equity)	$7,293,432	$6,626,505	$7,186,568	$6,407,375	$6,104,927
Ratios:
Net debt & preferred equity to total combined market capitalization	10.4%	11.4%	10.6%	14.1%	13.8%
Net debt to total combined market capitalization	0.0%	0.0%	0.1%	n/a	n/a
Ratio of EBITDAre to fixed charges and preferred distributions (6)	7.0x	6.9x	6.9x	5.9x	6.0x
Net debt and preferred equity to EBITDAre (7)	2.8x	2.8x	2.6x	3.1x	2.8x
(1)For definition/discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section & reconciliation section beginning on page 30 and page 9 of this report, respectively.
(2)Excludes assets sold.
(3)Represents the quarter over quarter percentage change in NOI and Cash NOI for the Same Park Portfolio.
(4)Total shares and units issued and outstanding at period end is comprised of common stock and common operating partnership units.
(5)Series W Preferred Stock redeemed in November 2021.
(6)For each period shown, ratio of total fixed charges to EBITDAre is calculated using the respective quarter’s annualized fixed charges divided by the respective quarter’s annualized EBITDAre.
(7)For each period shown, ratio of debt and preferred equity to EBITDAre is calculated using total net debt and preferred equity reported during the quarter divided by the respective quarter’s annualized EBITDAre.
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Consolidated Balance Sheets (unaudited, in thousands)

	June 30, 2022	December 31, 2021
ASSETS

Cash and cash equivalents	$173,460	$27,074	(a)

Real estate facilities, at cost
Land	849,942	852,073
Buildings and improvements	2,202,358	2,186,849
	3,052,300	3,038,922
Accumulated depreciation	(1,182,746)	(1,141,727)
	1,869,554	1,897,195	(b)
Properties held for sale, net	—	66,914
Land and building held for development, net	112,952	76,575
	1,982,506	2,040,684
Rent receivable	1,571	1,621
Deferred rent receivable	37,525	37,581	(c)
Other assets	10,995	16,262
Total assets	$2,206,057	$2,123,222	(d)

LIABILITIES AND EQUITY

Accrued and other liabilities	$92,047	$97,151	(e)
Credit facility	—	32,000
Total liabilities	92,047	129,151

Equity
PS Business Parks, Inc.’s stockholders’ equity
Preferred stock	755,000	755,000
Common stock	276	275
Paid-in capital	755,873	752,444	(f)
Accumulated earnings	318,782	226,737	(g)
Total PS Business Parks, Inc.’s stockholders’ equity	1,829,931	1,734,456
Noncontrolling interests	284,079	259,615
Total equity	2,114,010	1,994,071
Total liabilities and equity	$2,206,057	$2,123,222

See Appendix A for additional detail related to the tickmarks shown in the table above.

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Consolidated Statements of Operations, Quarterly Results (unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Rental income	$110,910	$112,840	$110,844	$110,448	$109,364

Expenses:
Cost of operations	32,587	34,114	32,738	33,091	31,849
Depreciation and amortization	22,799	23,132	24,130	23,857	22,514
General and administrative (1) (2)	11,092	11,324	4,728	5,148	4,799
Total operating expenses	66,478	68,570	61,596	62,096	59,162

Interest and other income (3)	1,722	246	946	411	923
Interest and other expense (4)	(476)	(330)	(3,943)	(224)	(268)
Gain on sale of real estate facilities	61,842	56,959	310,758	29,924	19,193
Net income	107,520	101,145	357,009	78,463	70,050
Allocation to noncontrolling interests	(20,388)	(19,049)	(70,915)	(13,850)	(12,094)
Net income allocable to PS Business Parks, Inc.	87,132	82,096	286,094	64,613	57,956
Allocation to preferred stockholders	(9,580)	(9,580)	(10,485)	(12,046)	(12,047)
Preferred securities redemption charge	—	—	(6,434)	—	—
Allocation to restricted stock unit holders	(475)	(523)	(1,785)	(350)	(314)
Net income allocable to common stockholders	$77,077	$71,993	$267,390	$52,217	$45,595

Net income per share of common stock
Basic	$2.79	$2.61	$9.70	$1.90	$1.66
Diluted	$2.78	$2.60	$9.66	$1.89	$1.65

Weighted average common stock outstanding
Basic	27,630	27,607	27,565	27,543	27,531
Diluted	27,722	27,691	27,671	27,635	27,632

(1)General and administrative expense in Q2 22 includes the impact of Merger related costs of $6.1 million for professional fees and investor related services. ($3.0 million for Fairness opinion, $2.0 million for Definitive transaction agreement, $0.6 million for SEC filing fee and $0.5 million for certain other merger related costs).
(2)General and administrative expense in Q1 22 includes the impact of a one-time cash payment of $6.7 million for RSUs to the former CEO less a $0.6 million reversal of stock compensation expense.
(3)Interest and other income in Q2 2022 includes other income of $1.3 million related to proceeds from Overlake condemnation.
(4)Other expense includes $3.6 million related to state tax provision for the Three Months Ended December 31, 2021.

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Consolidated Statements of Operations and EBITDAre (unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021		2022	2021
Rental income	$110,910	$109,364	(a)	$223,750	$217,411	(a)

Expenses
Cost of operations	32,587	31,849	(b)	66,701	65,067	(b)
Depreciation and amortization	22,799	22,514		45,931	45,499
General and administrative	11,092	4,799	(c)	22,416	9,181	(c)
Total operating expenses	66,478	59,162		135,048	119,747

Interest and other income	1,722	923	(d)	1,968	1,179	(d)
Interest and other expense	(476)	(268)	(e)	(806)	(479)	(e)
Gain on sale of real estate facilities (1)	61,842	19,193		118,801	19,193
Net income	107,520	70,050		208,665	117,557
Allocation to noncontrolling interests	(20,388)	(12,094)		(39,437)	(19,505)
Net income allocable to PS Business Parks, Inc.	87,132	57,956		169,228	98,052
Allocation to preferred stockholders	(9,580)	(12,047)		(19,160)	(24,093)
Allocation to restricted stock unit holders	(475)	(314)		(998)	(478)
Net income allocable to common stockholders	$77,077	$45,595		$149,070	$73,481

Net income per share of common stock
Basic	$2.79	$1.66		$5.40	$2.67
Diluted	$2.78	$1.65		$5.38	$2.66
Weighted average common stock outstanding
Basic	27,630	27,531		27,618	27,513
Diluted	27,722	27,632		27,707	27,611

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)
	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	$ Change	2022	2021	$ Change
Net income	$107,520	$70,050	$37,470	$208,665	$117,557	$91,108
Net interest (income) expense	75	132	(57)	358	264	94
Depreciation and amortization	22,799	22,514	285	45,931	45,499	432
Gain on sale of real estate facilities and development rights	(61,842)	(19,193)	(42,649)	(118,801)	(19,193)	(99,608)
EBITDAre	$68,552	$73,503	$(4,951)	$136,153	$144,127	$(7,974)

See Appendix B for additional detail related to the tickmarks shown in the table above.
(1) Refer to Page 30, Definitions and Non-GAAP Disclosures, for the definitions of EBITDAre and list of 2022 Assets sold and 2021 Assets sold.
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Non-GAAP FFO, Core FFO and FAD Reconciliations (unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income allocable to common stockholders	$77,077	$71,993	$267,390	$52,217	$45,595
Adjustments
Gain on sale of real estate facilities	(61,842)	(56,959)	(310,758)	(29,924)	(19,193)
Depreciation and amortization	22,799	23,132	24,130	23,857	22,514
Net income allocable to noncontrolling interests	20,388	19,049	70,915	13,850	12,094
Net income allocable to restricted stock unit holders	475	523	1,785	350	314
FFO allocated to joint venture partner	(33)	(23)	(11)	(22)	(18)
FFO allocable to diluted common stock and units (1)	58,864	57,715	53,451	60,328	61,306
Acquisition and merger costs	6,147	—	—	—	—
CEO cash payment for RSUs net of reversal of stock compensation	—	6,108	—	—	—
Preferred securities redemption charge	—	—	6,434	—	—
Income tax expense	—	—	3,600	—	—
Maryland reincorporation costs	—	—	—	—	510
Core FFO allocable to diluted common stock and units (1)	$65,011	$63,823	$63,485	$60,328	$61,816

FAD
FFO allocable to diluted common stock and units (1)	$58,864	$57,715	$53,451	$60,328	$61,306
Adjustments:
Recurring capital improvements	(3,055)	(1,556)	(3,059)	(3,760)	(3,631)
Tenant improvements	(5,837)	(2,898)	(3,175)	(3,779)	(3,849)
Capitalized lease commissions	(1,620)	(1,300)	(3,274)	(1,990)	(1,430)
Total recurring capital expenditures for assets sold	(139)	(595)	(579)	(650)	(542)
Total multifamily capital expenditures	—	—	(6)	—	(7)
Cash paid for taxes in lieu of stock upon vesting of restricted stock units	(387)	(931)	(260)	(478)	(5)
Preferred securities redemption charge	—	—	6,434	—	—
Non-cash rental income (2)	(1,015)	(1,157)	(857)	(453)	(183)
Non-cash stock compensation expense	2,000	940	2,073	2,341	2,301
FAD allocable to diluted common stock and units (1)	$48,811	$50,218	$50,748	$51,559	$53,960
Non-recurring property renovations (1)	(609)	(1,511)	(1,686)	(176)	(432)
Investment in multifamily development	(13,271)	(12,455)	(12,903)	(13,516)	(7,539)
Investment in industrial development	(5,000)	(3,796)	(1,223)	(165)	(93)
Total non-recurring capital expenditures	$(18,880)	$(17,762)	$(15,812)	$(13,857)	$(8,064)
Free cash available after non-recurring capital expenditures	$29,931	$32,456	$34,936	$37,702	$45,896
Total Distributions	$(36,845)	$(36,892)	$(36,833)	$(36,793)	$(36,813)
Retained cash (1)	$(6,914)	$(4,436)	$(1,897)	$909	$9,083
Weighted average outstanding
Common stock	27,630	27,607	27,565	27,543	27,531
Operating partnership units	7,305	7,305	7,305	7,305	7,305
Restricted stock units	39	45	46	33	32
Common stock equivalents	92	84	106	92	101
Total diluted common stock and units	35,066	35,041	35,022	34,973	34,969

FFO per share	$1.68	$1.65	$1.53	$1.72	$1.75
Core FFO per share	$1.85	$1.82	$1.81	$1.72	$1.77
FAD distribution payout ratio (3) (4)	75.5%	73.5%	72.6%	71.4%	68.2%
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Non-GAAP FFO, Core FFO and FAD Reconciliations (cont'd) (unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income allocable to common stockholders	$77,077	$45,595	$149,070	$73,481
Adjustments
Gain on sale of real estate facilities	(61,842)	(19,193)	(118,801)	(19,193)
Depreciation and amortization	22,799	22,514	45,931	45,499
Net income allocable to noncontrolling interests	20,388	12,094	39,437	19,505
Net income allocable to restricted stock unit holders	475	314	998	478
FFO allocated to joint venture partner	(33)	(18)	(56)	(45)
FFO allocable to diluted common stock and units (1)	58,864	61,306	116,579	119,725
Acquisition and merger costs	6,147	—	6,147	—
CEO cash payment for RSUs net of reversal of stock compensation	—	—	6,108	—
Maryland reincorporation costs	—	510	—	510
Core FFO allocable to diluted common stock and units (1)	$65,011	$61,816	$128,834	$120,235

FAD
FFO allocable to diluted common stock and units (1)	$58,864	$61,306	$116,579	$119,725
Adjustments:
Recurring capital improvements	(3,055)	(3,638)	(4,611)	(4,190)
Tenant improvements	(5,837)	(3,849)	(8,735)	(6,254)
Capitalized lease commissions	(1,620)	(1,430)	(2,920)	(3,160)
Total recurring capital expenditures for assets sold	(139)	(542)	(734)	(1,261)
Cash paid for taxes in lieu of stock upon vesting of restricted stock units	(387)	(5)	(1,318)	(3,202)
Non-cash rental income (2)	(1,015)	(183)	(2,172)	(1,490)
Non-cash stock compensation expense	2,000	2,301	2,940	4,081
FAD allocable to diluted common stock and units (1)	$48,811	$53,960	$99,029	$104,249
Non-recurring capital expenditures
Non-recurring property renovations (1)	(609)	(432)	(2,120)	(843)
Investment in multifamily development	(13,271)	(7,539)	(25,726)	(17,024)
Investment in industrial development	(5,000)	(93)	(8,796)	(1,216)
Total non-recurring capital expenditures	$(18,880)	$(8,064)	$(36,642)	$(19,083)
Free cash available after non-recurring capital expenditures	$29,931	$45,896	$62,387	$85,166

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Non-GAAP FFO, Core FFO and FAD Reconciliations (cont'd) (unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Distributions
Distributions to common stockholders	$(29,013)	$(28,918)	$(58,023)	$(57,790)
Distributions to noncontrolling interests - common units	(7,670)	(7,670)	(15,341)	(15,341)
Distributions to restricted stock unit holders	(140)	(202)	(328)	(366)
Distributions to noncontrolling interests - joint venture	(22)	(23)	(45)	(40)
Total Distributions	(36,845)	(36,813)	(73,737)	(73,537)
Retained cash (1)	(6,914)	9,083	(11,350)	11,629

Weighted average outstanding
Common stock	27,630	27,531	27,618	27,513
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	39	32	39	35
Common stock equivalents	92	101	89	98
Total diluted common stock and units	35,066	34,969	35,051	34,951

FFO per share	$1.68	$1.75	$3.33	$3.43
Core FFO per share	$1.85	$1.77	$3.68	$3.44
FAD distribution payout ratio (3) (4)	75.5%	68.2%	74.5%	70.5%

(1)	Refer to page 30, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.
(2)	Non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.
(3)
FAD distribution payout ratio is equal to total distributions to common stockholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

(4)
For the three months ended December 31, 2021, the FAD distribution ratio excludes of $4.60 special dividend distributions to common stockholders, noncontrolling interest, and restricted stock unit holders.

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QTD 2022 NOI and Cash NOI (unaudited, in thousands)

	NET OPERATING INCOME			CASH NET OPERATING INCOME (2)
	Three Months Ended June 30,			Three Months Ended June 30,
	2022	2021	% Change	2022	2021	% Change
Rental income
Same Park (1) (3) (4) (5)	$103,988	$98,010	6.1%	$103,242	$97,698	5.7%
Non-Same Park (1)	3,659	1,377	165.7%	3,369	1,390	142.4%
Multifamily	2,524	2,248	12.3%	2,524	2,248	12.3%
Assets sold	739	7,729	(90.4)%	760	7,845	(90.3)%
Total rental income	110,910	109,364	1.4%	109,895	109,181	0.7%
Cost of operations (1) (6)
Same Park (1)	29,853	27,188	9.8%	29,335	26,750	9.7%
Non-Same Park (1)	1,279	494	158.9%	1,253	490	155.7%
Multifamily	1,181	1,177	0.3%	1,181	1,177	0.3%
Assets sold	274	2,990	(90.8)%	269	2,951	(90.9)%
Total cost of operations	32,587	31,849	2.3%	32,038	31,368	2.1%
Net operating income
Same Park (1)	74,135	70,822	4.7%	73,907	70,948	4.2%
Non-Same Park (1)	2,380	883	169.5%	2,116	900	135.1%
Multifamily	1,343	1,071	25.4%	1,343	1,071	25.4%
Assets sold	465	4,739	(90.2)%	491	4,894	(90.0)%
Total net operating income	$78,323	$77,515	1.0%	$77,857	$77,813	0.1%

(1)Refer to page 30, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, and Cash Rental Income. See Appendix C for Same Park Cost of Operations table.
(2)Cash NOI excludes $0.5 million stock based compensation for the three months ended June 30, 2022 and 2021, respectively.
(3)Same Park rental income and Cash Rental Income include lease buyout income of $0.1 million and $0.2 million for the three months ended June 30, 2022 and 2021, respectively.
(4)Same Park rental income is presented net of (a) accounts receivable write-offs (recoveries) and (b) deferred rent receivable write-offs.
(5)Same Park Cash Rental Income is presented net of (a) accounts receivable write-offs (recoveries) and (b) rent deferrals and abatements.
(6)Refer to Appendix B for a reconciliation of Cash Rental Income to rental income and Cost of Operations to Cost of Operations under Cash NOI as reported on our GAAP statements of income.

Second Quarter 2022 Supplemental Financial Reporting Package             12

YTD 2022 NOI and Cash NOI (unaudited, in thousands)

	NET OPERATING INCOME			CASH NET OPERATING INCOME (2)
	Six Months Ended June 30,			Six Months Ended June 30,
	2022	2021	% Change	2022	2021	% Change
Rental income
Same Park (1) (3) (4) (5)	$207,390	$194,167	6.8%	$205,749	$192,518	6.9%
Non-Same Park (1)	7,007	2,623	167.1%	6,444	2,659	142.3%
Multifamily	4,893	4,575	7.0%	4,893	4,575	7.0%
Assets sold	4,460	16,046	(72.2)%	4,492	16,169	(72.2)%
Total rental income	223,750	217,411	2.9%	221,578	215,921	2.6%
Cost of operations (1) (6)
Same Park (1)	59,950	55,594	7.8%	58,946	54,742	7.7%
Non-Same Park (1)	2,339	916	155.3%	2,288	907	152.3%
Multifamily	2,405	2,244	7.2%	2,405	2,244	7.2%
Assets sold	2,007	6,313	(68.2)%	1,977	6,237	(68.3)%
Total cost of operations	66,701	65,067	2.5%	65,616	64,130	2.3%
Net operating income
Same Park (1)	147,440	138,573	6.4%	146,803	137,776	6.6%
Non-Same Park (1)	4,668	1,707	173.5%	4,156	1,752	137.2%
Multifamily	2,488	2,331	6.7%	2,488	2,331	6.7%
Assets sold	2,453	9,733	(74.8)%	2,515	9,932	(74.7)%
Total net operating income	$157,049	$152,344	3.1%	$155,962	$151,791	2.7%

(1)Refer to page 30, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, and Cash Rental Income. See Appendix C for Same Park Cost of Operations table.
(2)Cash NOI excludes $1.1 million and $0.9 million stock based compensation for the six months ended June 30, 2022 and 2021, respectively.
(3)Same Park rental income and Cash Rental Income include lease buyout income of 0.3 million and $0.5 million for the six months ended June 30, 2022 and 2021, respectively.
(4)Same Park rental income is presented net of (a) accounts receivable write-offs (recoveries) and (b) deferred rent receivable write-offs.
(5)Same Park Cash Rental Income is presented net of (a) accounts receivable write-offs (recoveries) and (b) rent deferrals and abatements.
(6)Refer to Appendix B for a reconciliation of Cash Rental Income to rental income and Cost of Operations to Cost of Operations under Cash NOI as reported on our GAAP statements of income.

Second Quarter 2022 Supplemental Financial Reporting Package             13

Same Park Cash NOI by Region and Type (1) (in thousands)

	Three Months Ended
	June 30, 2022				June 30, 2021				Period Change by Product Type			Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	Industrial	Flex	Office	% Change
Cash NOI (1)
Northern California	$19,957	$1,895	$1,444	$23,296	$18,657	$1,761	$1,937	$22,355	7.0%	7.6%	(25.5)%	4.2%
Southern California	9,481	2,428	127	12,036	8,744	2,704	127	11,575	8.4%	(10.2)%	0.0%	4.0%
Dallas	2,285	1,308	n/a	3,593	2,050	1,134	n/a	3,184	11.5%	15.3%	n/a	12.8%
Austin	1,608	4,037	n/a	5,645	1,491	4,020	n/a	5,511	7.8%	0.4%	n/a	2.4%
Northern Virginia	4,027	3,483	4,484	11,994	3,541	3,979	4,906	12,426	13.7%	(12.5)%	(8.6)%	(3.5)%
South Florida	9,652	450	13	10,115	8,489	334	22	8,845	13.7%	34.7%	(40.9)%	14.4%
Seattle	2,547	1,206	113	3,866	2,406	1,328	76	3,810	5.9%	(9.2)%	48.7%	1.5%
Suburban Maryland	832	n/a	2,530	3,362	748	n/a	2,494	3,242	11.2%	n/a	1.4%	3.7%
Total	$50,389	$14,807	$8,711	$73,907	$46,126	$15,260	$9,562	$70,948	9.2%	(3.0)%	(8.9)%	4.2%
Percentage by Product Type	68.2%	20.0%	11.8%	100.0%	65.0%	21.5%	13.5%	100.0%

	Six Months Ended
	June 30, 2022				June 30, 2021				Period Change by Product Type			Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	Industrial	Flex	Office	% Change
Cash NOI (1)
Northern California	$40,153	$3,796	$2,984	$46,933	$36,105	$3,471	$3,800	$43,376	11.2%	9.4%	(21.5)%	8.2%
Southern California	18,701	4,832	246	23,779	16,493	5,076	244	21,813	13.4%	(4.8)%	0.8%	9.0%
Dallas	4,563	2,685	n/a	7,248	4,013	2,296	n/a	6,309	13.7%	16.9%	n/a	14.9%
Austin	3,101	7,872	n/a	10,973	2,897	8,032	n/a	10,929	7.0%	(2.0)%	n/a	0.4%
Northern Virginia	7,798	7,045	9,143	23,986	6,957	7,610	9,519	24,086	12.1%	(7.4)%	(3.9)%	(0.4)%
South Florida	18,849	894	20	19,763	16,722	681	44	17,447	12.7%	31.3%	(54.5)%	13.3%
Seattle	4,982	2,489	187	7,658	4,625	2,672	141	7,438	7.7%	(6.8)%	32.6%	3.0%
Suburban Maryland	1,662	n/a	4,801	6,463	1,536	n/a	4,842	6,378	8.2%	n/a	(0.8)%	1.3%
Total	$99,809	$29,613	$17,381	$146,803	$89,348	$29,838	$18,590	$137,776	11.7%	(0.8)%	(6.5)%	6.6%
Percentage by Product Type	68.0%	20.2%	11.8%	100.0%	64.8%	21.7%	13.5%	100.0%

(1)Refer to page 30, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Cash NOI.
Second Quarter 2022 Supplemental Financial Reporting Package             14

Capitalization Summary (unaudited and in thousands, except share and per share data)

	As of June 30, 2022			As of December 31, 2021
	Total	% Total Market Capitalization	Wtd Avg Rate	Total	% Total Market Capitalization	Wtd Avg Rate
Common Stock:
Common stock, $0.01 par value, 100,000,000 shares authorized, 27,631,499 and 27,589,807 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively.	$5,171,235	70.9%		$5,081,215	70.7%
Common operating partnership units (7,305,355 units outstanding as of June 30, 2022 and December 31, 2021, respectively.) (1)	1,367,197	18.7%		1,345,427	18.7%
Total common equity and operating partnership units (1)	$6,538,432	89.6%		$6,426,642	89.4%

Preferred Equity:
5.250% Series X preferred stock (9,200,000 depository shares outstanding) callable 9/21/22	230,000	3.2%		230,000	3.2%
5.200% Series Y preferred stock (8,000,000 depository shares outstanding) callable 12/7/22	200,000	2.7%		200,000	2.8%
4.875% Series Z preferred stock (13,000,000 depository shares outstanding) callable 11/4/24	325,000	4.5%		325,000	4.5%
Total preferred equity	$755,000	10.4%	5.08%	$755,000	10.5%	5.08%

Unsecured Debt:
Credit facility borrowing ($400.0 million at LIBOR + 0.70%)	$—	0.0%	0.00%	32,000	0.4%	0.80%
Unrestricted cash (2)	—	0.0%		(27,074)	(0.4)%
Net debt	$—	0.0%		$4,926	0.1%

Total net debt and preferred equity	$755,000	10.4%	5.08%	$759,926	10.6%	4.90%

Total implied market capitalization	$7,293,432	100.0%		$7,186,568	100.0%

Interest expense and related expenses (annualized) (3) (4)	$1,080			$1,080
Preferred distributions (annualized) (5)	38,320			38,320
Total fixed charges and preferred distributions (annualized)	$39,400			$39,400

Ratio of EBITDAre to fixed charges and preferred distributions (6)	7.0x			6.9x
Ratio of net debt and preferred equity to EBITDAre (7)	2.8x			2.6x

(1)Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each respective period. Closing share prices on June 30, 2022 and December 31, 2021 were $187.15 and $184.17, respectively.
(2)Unrestricted cash balance is $173.5 million as of June 30, 2022..
(3)Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(4)We annualized Interest expense and related charges for the three months ended June 30, 2022, in the amount of $270,000.
(5)We annualized preferred distributions for the three months ended June 30, 2022, in the amount of $9.6 million.
(6)For each period shown, ratio of total fixed charges to EBITDAre is calculated using the respective quarter’s annualized fixed charges divided by the respective quarter’s annualized EBITDAre.
(7)For each period shown, ratio of debt and preferred equity to EBITDAre is calculated using total net debt and preferred equity reported during the quarter divided by the respective quarter’s annualized EBITDAre.
Second Quarter 2022 Supplemental Financial Reporting Package             15

Analysis of Capital Expenditures (unaudited and in thousands, except per square foot data)

	Six Months Ended June 30,
	2022	2021
Commercial Recurring Capital Expenditures (1)
Same Park
Capital improvements	$4,338	$4,152
Tenant improvements	6,754	6,093
Lease commissions	2,509	3,095
Total Same Park Recurring Capital Expenditures	$13,601	$13,340
Same Park Recurring Capital Expenditures as a percentage of Cash NOI	9.3%	9.7%

Non-Same Park
Capital improvements	273	31
Tenant improvements	1,981	161
Lease commissions	411	64
Total Non-Same Park Recurring Capital Expenditures	2,665	256
Non-Same Park Recurring Capital Expenditures as a percentage of Cash NOI	64.1%	14.6%

Total Recurring Capital Expenditures	16,266	13,596
Total Recurring Capital Expenditures as a percentage of Cash NOI	10.8%	9.7%

Assets sold Recurring Capital Expenditures	734	1,261
Total commercial Recurring Capital Expenditures	17,000	14,857
Total Commercial Recurring Capital Expenditures as a percentage of Cash NOI	11.1%	9.9%

Non-recurring Property Renovations (1)	2,120	843
Multifamily capital expenditures	—	7
Total capital expenditures	$19,120	$15,707

Development costs (2)	$34,522	$18,240

(1)Refer to page 30, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.
(2)Development costs for the six months ended June 30, 2022 comprises Brentford ($23.0M), 212 Industrial Park ($7.0M), and Boca ($1.8M). See Developments page. We also have additional entitlement related costs for certain projects which comprise Colma Creek ($1.7M), Charlton ($0.8M), Overlake ($0.1M), and The Mile ($0.1)M.
Second Quarter 2022 Supplemental Financial Reporting Package             16

Portfolio Summary (unaudited)

PROPERTY INFORMATION (5)
	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	% Change	2022	2021	% Change
Total Portfolio (1)
Total square footage at period end	26,626,000	25,767,000	3.3%	26,626,000	25,767,000	3.3%
Weighted average occupancy	95.3%	94.0%	1.3%	95.5%	93.7%	1.8%
Period end occupancy	95.3%	94.6%	0.7%	95.3%	94.6%	0.7%
Cash rental income per occupied square foot (2) (3)	$16.38	$16.37	0.1%	$16.26	$16.19	0.4%
Industrial	$14.97	$14.26	5.0%	$14.80	$14.05	5.3%
Flex	$18.85	$20.25	(6.9)%	$18.71	$20.05	(6.7)%
Office	$23.31	$25.24	(7.6)%	$23.70	$25.20	(6.0)%
Same Park Portfolio (2)
Total square footage at period end	25,365,000	25,365,000	—	25,365,000	25,365,000	—
Weighted average occupancy	95.6%	94.2%	1.4%	95.9%	93.8%	2.1%
Period end occupancy	95.6%	94.8%	0.8%	95.6%	94.8%	0.8%
Cash rental income per occupied square foot (2) (3)	$16.58	$16.36	1.3%	$16.47	$16.18	1.8%
Industrial	$15.16	$14.21	6.7%	$15.00	$14.00	7.1%
Flex	$18.85	$20.25	(6.9)%	$18.71	$20.05	(6.7)%
Office	$23.31	$25.24	(7.6)%	$23.70	$25.20	(6.0)%
Non-Same Park Portfolio (2)
Total square footage at period end	1,261,000	402,000	213.7%	1,261,000	402,000	213.7%
Weighted average occupancy	88.5%	80.5%	8.0%	87.4%	83.3%	4.1%
Period end occupancy	89.8%	82.8%	7.0%	89.8%	82.8%	7.0%
Cash rental income per occupied square foot (2) (3)	$12.05	$17.15	(29.7)%	11.65	$17.00	(31.5)%
Industrial	$12.05	$17.15	(29.7)%	11.65	$17.00	(31.5)%
Multifamily Portfolio
Number of units	395	395	—	395	395	—
Weighted average occupancy	94.9%	94.6%	0.3%	94.9%	94.4%	0.5%
Period end occupancy	94.1%	94.9%	(0.8)%	94.1%	94.9%	(0.8)%
Average rent per unit (4)	$2,132	$2,019	5.6%	$2,132	$2,019	5.6%

(1)Operating metrics for our multifamily asset are excluded from total portfolio operating metrics.
(2)Refer to page 30, Definitions and Non-GAAP Disclosures, for the definitions of Revenue per Occupied Square Foot, Same Park and Non-Same Park.
(3)Included in the calculation of Total Park, Same Park, and Non-Same Park revenue per occupied square foot is (a) lease buyout income, (b) accounts receivable write-offs (recoveries) and (c) deferred rent receivable write-offs.
(4)Average rent per unit is defined as the total potential monthly rental revenue (actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the total number of rentable apartment units.
(5)Excludes assets sold as of June 30, 2022.
Second Quarter 2022 Supplemental Financial Reporting Package             17

Total Portfolio Overview by Markets and Product Type (unaudited, in thousands)

Square Footage of Properties by Product Type as of June 30, 2022
Markets	Industrial	Flex	Office	Total	% of Total
Northern California	6,391	500	340	7,231	27.2%
Southern California	2,989	582	31	3,602	13.5%
Dallas	2,242	793	n/a	3,035	11.4%
Austin	755	1,208	n/a	1,963	7.4%
Northern Virginia	1,810	1,242	1,435	4,487	16.9%
South Florida	3,728	126	12	3,866	14.5%
Seattle	1,052	270	28	1,350	5.0%
Suburban Maryland	341	n/a	751	1,092	4.1%
Total	19,308	4,721	2,597	26,626	100.0%
Percentage by Product Type	72.5%	17.7%	9.8%	100.0%

	Weighted Average Occupancy Rates by Product Type for the Three Months Ended June 30, 2022 (1)				Weighted Average Occupancy Rates by Product Type for the Six Months Ended June 30, 2022 (1)
Markets	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Northern California	97.7%	96.1%	70.1%	96.3%	98.3%	96.4%	70.6%	96.9%
Southern California	97.8%	97.3%	87.3%	97.6%	98.1%	96.3%	90.2%	97.8%
Dallas	94.0%	91.2%	n/a	93.3%	94.4%	91.9%	n/a	93.8%
Austin	98.9%	91.5%	n/a	94.3%	99.3%	91.2%	n/a	94.3%
Northern Virginia	91.9%	93.4%	89.0%	91.4%	91.6%	94.6%	88.8%	91.5%
South Florida	98.7%	96.0%	100.0%	98.6%	98.4%	96.5%	100.0%	98.3%
Seattle	98.9%	85.6%	74.6%	95.7%	98.2%	88.0%	69.9%	95.6%
Suburban Maryland	100.0%	n/a	87.8%	91.6%	100.0%	n/a	88.1%	91.8%
Percentage by Product Type	97.1%	92.9%	86.1%	95.3%	97.3%	93.4%	86.1%	95.5%

(1)Excludes assets sold as of June 30, 2022.

Second Quarter 2022 Supplemental Financial Reporting Package             18

Same Park Overview by Markets and Product Type (unaudited, in thousands)

Square Footage of Same Park Properties by Product Type as of June 30, 2022
Markets	Industrial	Flex	Office	Total	% of Total
Northern California	6,391	500	340	7,231	28.5%
Southern California	2,916	582	31	3,529	13.9%
Dallas	1,300	793	n/a	2,093	8.3%
Austin	755	1,208	n/a	1,963	7.7%
Northern Virginia	1,564	1,242	1,435	4,241	16.7%
South Florida	3,728	126	12	3,866	15.3%
Seattle	1,052	270	28	1,350	5.3%
Suburban Maryland	341	n/a	751	1,092	4.3%
Total	18,047	4,721	2,597	25,365	100.0%
Percentage by Product Type	71.2%	18.6%	10.2%	100.0%

	Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended June 30, 2022 (1)				Same Park Weighted Average Occupancy Rates by Product Type for the Six Months Ended June 30, 2022 (1)
Markets	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Northern California	97.7%	96.1%	70.1%	96.3%	98.3%	96.4%	70.6%	96.9%
Southern California	97.7%	97.3%	87.3%	97.6%	98.1%	96.3%	90.2%	97.7%
Dallas	91.3%	91.2%	n/a	91.3%	92.2%	91.9%	n/a	92.1%
Austin	98.9%	91.5%	n/a	94.3%	99.3%	91.2%	n/a	94.3%
Northern Virginia	98.6%	93.4%	89.0%	93.8%	98.9%	94.6%	88.8%	94.2%
South Florida	98.7%	96.0%	100.0%	98.6%	98.4%	96.5%	100.0%	98.3%
Seattle	98.9%	85.6%	74.6%	95.7%	98.2%	88.0%	69.9%	95.6%
Suburban Maryland	100.0%	n/a	87.8%	91.6%	100.0%	n/a	88.1%	91.8%
Percentage by Product Type	97.7%	92.9%	86.1%	95.6%	98.0%	93.4%	86.1%	95.9%

(1)Excludes assets sold as of June 30, 2022.
Second Quarter 2022 Supplemental Financial Reporting Package             19

Q2 2022 Production Statistics (unaudited)

	Total Portfolio Activity (1) (3)
Industrial	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (2)	Cash Rental Rate Change (2)	GAAP Rent Change (2)
Northern California	149,000	53.8%	$4.77	5.3%	32.1%	63.3%
Southern California	146,000	65.4%	1.69	3.5%	22.6%	41.5%
Dallas	135,000	64.9%	2.28	5.2%	35.7%	48.0%
Austin	14,000	35.7%	0.72	2.0%	7.7%	30.4%
Northern Virginia	97,000	77.3%	10.61	13.3%	12.3%	22.0%
South Florida	176,000	71.1%	1.06	1.7%	36.8%	49.2%
Seattle	31,000	71.5%	4.59	6.4%	20.4%	41.8%
Suburban Maryland	44,000	100.0%	0.08	0.2%	16.5%	18.2%
Industrial Totals by Market	792,000	65.7%	$3.33	5.3%	27.8%	46.4%

Flex
Northern California	23,000	65.6%	$1.63	4.3%	8.6%	13.3%
Southern California	34,000	67.1%	2.50	3.6%	20.0%	35.3%
Dallas	66,000	69.2%	4.96	14.4%	12.6%	29.3%
Austin	65,000	82.3%	11.72	13.1%	2.6%	17.5%
Northern Virginia	52,000	56.8%	4.84	13.2%	1.0%	8.5%
South Florida	1,000	100.0%	—	—	25.7%	43.9%
Seattle	19,000	91.8%	1.75	3.6%	8.7%	21.4%
Flex Totals by Market	260,000	68.5%	$5.74	10.5%	7.6%	19.8%

Office
Northern California	19,000	75.5%	$0.29	0.7%	-4.1%	-4.0%
Southern California	5,000	100.0%	0.26	1.5%	4.1%	12.4%
Northern Virginia	71,000	87.1%	6.67	12.8%	-5.3%	-0.4%
Suburban Maryland	12,000	42.5%	11.17	18.2%	-4.4%	1.1%
Office Totals by Market	107,000	79.0%	$5.74	11.4%	-4.4%	-0.8%

Company Totals by Type	1,159,000	67.8%	$4.09	6.9%	17.9%	32.1%

(1)Average lease term for leases executed during the quarter-ended June 30, 2022 was 3.8 years.
(2)Refer to page 30, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and GAAP Rent Change.
(3)Excludes assets sold as of June 30, 2022.
Second Quarter 2022 Supplemental Financial Reporting Package             20

2022 Production Statistics (unaudited)

	Total Portfolio Activity (1) (3)
Industrial	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (2)	Cash Rental Rate Change (2)	GAAP Rent Change (2)
Northern California	375,000	67.3%	$3.28	4.8%	22.0%	43.7%
Southern California	386,000	71.3%	2.19	4.7%	16.5%	30.8%
Dallas	293,000	55.2%	2.90	7.6%	23.8%	33.6%
Austin	42,000	31.3%	2.39	5.8%	15.4%	41.7%
Northern Virginia	288,000	93.0%	7.44	11.2%	8.0%	18.8%
South Florida	475,000	66.7%	1.25	2.3%	29.1%	50.3%
Seattle	76,000	68.8%	3.42	5.4%	19.2%	39.4%
Suburban Maryland	52,000	100.0%	0.25	0.8%	13.1%	14.8%
Industrial Totals by Market	1,987,000	68.5%	$3.04	5.6%	20.4%	37.3%

Flex
Northern California	54,000	75.8%	$1.36	4.0%	9.6%	15.7%
Southern California	78,000	74.5%	3.91	5.9%	12.4%	26.0%
Dallas	117,000	68.3%	4.08	13.0%	10.4%	24.5%
Austin	168,000	86.3%	8.73	11.2%	4.1%	17.3%
Northern Virginia	87,000	55.6%	4.48	12.0%	0.3%	5.3%
South Florida	7,000	63.9%	1.84	2.6%	18.5%	36.4%
Seattle	51,000	63.0%	2.41	5.4%	8.1%	18.8%
Flex Totals by Market	562,000	70.5%	$5.07	9.5%	6.8%	17.9%

Office
Northern California	38,000	77.0%	$0.15	0.3%	-5.4%	-4.9%
Southern California	6,000	66.2%	0.20	0.9%	3.4%	11.5%
Northern Virginia	144,000	68.9%	9.46	16.1%	-7.4%	-0.1%
Seattle	1,000	100.0%	—	—	6.2%	15.3%
Suburban Maryland	34,000	56.3%	10.59	24.2%	-2.6%	2.6%
Office Totals by Market	223,000	68.3%	$7.74	14.6%	-5.9%	-0.8%

Company Totals by Type	2,772,000	68.9%	$3.83	7.1%	13.9%	27.5%

(1)Average lease term for leases executed during the six months ended June 30, 2022 was 3.7 years.
(2)Refer to page 30, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Net Effective Rent Change.
(3)Excludes assets sold as of June 30, 2022.
Second Quarter 2022 Supplemental Financial Reporting Package             21

Lease Expirations by Type (unaudited, in thousands)

Lease Expirations - Total Portfolio
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% Total	% of Total Annualized Rental Income
2022	2,905	$51,694	11.4%	11.4%
2023	6,099	104,619	23.1%	23.1%
2024	5,194	94,319	20.8%	20.8%
2025	4,126	75,921	16.7%	16.7%
2026	2,522	45,034	9.9%	9.9%
Thereafter	4,343	82,335	18.1%	18.1%
Total	25,189	$453,922	100.0%	100.0%

Lease Expirations - Industrial
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Industrial	% of Total Annualized Rental Income
2022	2,053	$30,423	10.1%	6.7%
2023	4,430	66,108	22.0%	14.6%
2024	3,674	59,328	19.7%	13.1%
2025	3,057	48,791	16.2%	10.7%
2026	1,932	31,090	10.3%	6.9%
Thereafter	3,689	65,095	21.7%	14.3%
Total	18,835	$300,835	100.0%	66.3%

Lease Expirations - Flex
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Flex	% of Total Annualized Rental Income
2022	563	$13,563	14.5%	3.0%
2023	1,068	22,024	23.5%	4.9%
2024	1,069	22,426	24.0%	4.9%
2025	739	16,686	17.8%	3.7%
2026	360	7,365	7.9%	1.6%
Thereafter	477	11,565	12.3%	2.5%
Total	4,276	$93,629	100.0%	20.6%

Lease Expirations - Office
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Office	% of Total Annualized Rental Income
2022	289	$7,708	13.0%	1.7%
2023	601	16,487	27.7%	3.6%
2024	451	12,565	21.1%	2.8%
2025	330	10,444	17.6%	2.3%
2026	230	6,579	11.1%	1.4%
Thereafter	177	5,675	9.5%	1.3%
Total	2,078	$59,458	100.0%	13.1%

(1)Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Second Quarter 2022 Supplemental Financial Reporting Package             22

Industry Concentration and Top Ten Customers (3) (unaudited and dollars in thousands)

INDUSTRY CONCENTRATION[1]

Business services 24.1%
Logistics 15.4%
Other 11.3%
Technology 9.9%
Retail, food & automotive 8.7%
Construction & engineering 8.2%
Health services 6.3%
Government 5.1%
Electronics 2.8%
Home furnishings 2.2%
Insurance & financial services 1.9%
Aerospace/defense 1.8%
Communications 1.6%
Education 0.7%

TOP 10 CUSTOMERS[2]

Rank	Customer	Square feet	%
#1	US GOVERNMENT	465,000 SF	2.5%
#2	AMAZON	543,000 SF	1.6%
#3	KZ KITCHEN	370,000 SF	1.3%
#4	LUMINEX	199,000 SF	1.0%
#5	ECS FEDERAL	143,000 SF	0.7%
#6	LOCKHEED MARTIN	124,000 SF	0.6%
#7	CENTRALCOLO	96,000 SF	0.6%
#8	APPLIED MATERIALS	173,000 SF	0.6%
#9	GREAT WAY TRADING	177,000 SF	0.5%
#10	COSTCO-INNOVEL	180,000 SF	0.5%

(1)Industry concentration is categorized based on customers’ Standard Industrial Classification Code.
(2)For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from January 1, 2022 through the respective date of expiration.
(3)Excludes assets sold as of June 30, 2022.
Second Quarter 2022 Supplemental Financial Reporting Package             23

Industrial and Multifamily Development Projects (unaudited, in thousands, except SF, No of Apt Homes, and Avg. Rent Per Home)

Industrial

Property Name	Location	New Bldg. SF (1)	Construction Start	Construction Complete (3)	Estimated Stabilization (2)	Land Cost (4)	Project Cost	Total Investment	Estimated Stabilized Cash NOI	Estimated Stabilized Cash Yield
Under Construction
Boca	Boca Raton, FL	17,235	4Q21	4Q22	4Q23	$616	$4,200	$4,816	$397	8.25%
212 Industrial Park	Kent, WA	83,152	4Q21	4Q22	1Q23	1,515	17,065	18,580	1,118	6.00%
Total/Wgt. Avg. Under Construction		100,387				$2,131	$21,265	$23,396	$1,515	6.48%
______________________
1 New Bldg. SF relates to new development SF (Parking lot building..etc.), New Building SF not included in Portfolio SF as of June 30, 2022.
2 Estimated stabilization is the first date occupancy is at least 95%.
3 Construction is completed in stages. Initial Occupancy may begin as each stage is completed.
4 Land cost - Proration of the historical land basis for the overall project.

MultiFamily

Development Name	Location	No. of Apt. Homes	Net Rentable SF (1)	Construction Start	Construction Complete (3)	Initial Occupancy.(3)	Estimated Stabilization (2)	Land Cost (4)	Project Cost	Total Investment	Avg. Rent Per Home	Estimated Stabilized Cash NOI (3)	Estimated Stabilized Cash Yield (3)
Under Construction
Brentford	McLean, VA	411	372,621	3Q20	1Q23	3Q22	3Q24	$18,500	$110,000	$128,500	$2,631	TBD	TBD
Total/Wtd. Avg. Under Construction		411	372,621					$18,500	$110,000	$128,500	$2,631	TBD	TBD

1 Net Rentable SF not included in Portfolio SF as of June 30, 2022.
2 Estimated stabilization is the first date occupancy is at least 95%.
3 Construction is completed in stages. Initial Occupancy may begin as each stage is completed. Estimated stabilized cash NOI will be presented when initial occupancy is at 50%.
4 Market value of contributed parcel of land at the start of construction/project approval.

Second Quarter 2022 Supplemental Financial Reporting Package             24

Appendix A - Select Consolidated Balance Sheets Variance Detail (unaudited and dollars in thousands)

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2021			$27,074
	Net cash provided by operating activities			134,417
	Net cash provided by investing activities			135,867
	Net cash used in financing activities			(123,898)
	Ending cash balance at June 30, 2022			$173,460

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2021			$1,897,195
	Recurring capital improvements			5,116
	Tenant improvements, gross			8,487
	Capitalized lease commissions			2,928
	Nonrecurring capital improvements			2,120
	Depreciation and amortization of real estate facilities			(43,908)
	Transfer to land and building held for development, net			(2,131)
	Transfer to properties held for sale, net			(253)
	Ending balance at June 30, 2022			$1,869,554

				Increase
(c)	Change in rent receivable	June 30, 2022	December 31, 2021	(Decrease)
	Non-government customers	$777	$1,186	$(409)
	U.S. Government customers	794	435	359
		$1,571	$1,621	$(50)

				Increase
(d)	Change in other assets	June 30, 2022	December 31, 2021	(Decrease)
	Lease intangible assets, net	$6,633	$8,555	$(1,922)
	Prepaid property taxes and insurance	1,501	3,439	(1,938)
	Other	2,861	4,268	(1,407)
		$10,995	$16,262	$(5,267)

				Increase
(e)	Change in accrued and other liabilities	June 30, 2022	December 31, 2021	(Decrease)
	Customer security deposits	$44,047	$42,027	$2,020
	Accrued property taxes	14,737	13,289	1,448
	Customer prepaid rent	11,399	14,232	(2,833)
	Lease intangible liabilities, net	5,054	6,330	(1,276)
	Accrued tax liability	—	3,600	(3,600)
	Other	16,810	17,673	(863)
		$92,047	$97,151	$(5,104)

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2021			$752,444
	Exercise of stock options			2,101
	Stock compensation expense, net			2,646
	Cash paid for taxes in lieu of stock upon vesting of restricted stock units			(1,318)
	Ending paid-in capital at June 30, 2022			$755,873

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2021			$226,737
	Net income			169,228
	Distributions to preferred stockholders			(19,160)
	Distributions to common stockholders			(58,023)
	Ending accumulated earnings at June 30, 2022			$318,782
Second Quarter 2022 Supplemental Financial Reporting Package             25

Appendix B - Consolidated Statements of Operations (unaudited and in thousands, except per share amounts)

		Three Months Ended June 30,		Increase (Decrease)	Six Months Ended June 30,		Increase (Decrease)
		2022	2021		2022	2021
(a)	Rental income:
	Same Park (1) (2)	$103,242	$97,698	$5,544	$205,749	$192,518	$13,231
	Same Park non-cash rental income (1) (3)	746	312	434	1,641	1,649	(8)
	Non-Same Park (1) (2)	3,369	1,390	1,979	6,444	2,659	3,785
	Non-Same Park non-cash rental income (1) (3)	290	(13)	303	563	(36)	599
	Multifamily	2,524	2,248	276	4,893	4,575	318
	Rental income from assets sold (4)	739	7,729	(6,990)	4,460	16,046	(11,586)
		$110,910	$109,364	$1,546	$223,750	$217,411	$6,339

(b)	Cost of operations:
	Same Park (1)	$29,335	$26,750	2,585	$58,946	$54,742	4,204
	Same Park non-cash expense (1) (5)	518	438	80	1,004	852	152
	Non-Same Park (1)	1,253	490	763	2,288	907	1,381
	Non-Same Park non-cash expense (1) (5)	26	4	22	51	9	42
	Multifamily	1,181	1,177	4	2,405	2,244	161
	Operating expenses from assets sold (4)	274	2,990	(2,716)	2,007	6,313	(4,306)
		$32,587	$31,849	$738	$66,701	$65,067	$1,634

(c)	General and administrative expenses:
	Compensation expense (6)	$2,244	$1,610	$634	$11,530	$3,253	$8,277
	Stock compensation expense (7)	1,451	1,820	(369)	1,855	3,144	(1289)
	Professional fees and other (8)	7,397	1,369	6,028	9,031	2,784	6,247
		$11,092	$4,799	$6,293	$22,416	$9,181	$13,235

(d)	Interest and other income:
	Management fee income	$56	$65	$(9)	$113	$133	$(20)
	Interest income	195	4	191	198	8	190
	Other income (9)	1,471	854	617	1,657	1,038	619
		$1,722	$923	$799	$1,968	$1,179	$789

(e)	Interest and other expense:
	Interest expense and credit facility fee (10)	$(123)	$(78)	$(45)	$(263)	$(156)	$(107)
	Amortization of credit facility origination costs	(147)	(58)	(89)	(293)	(116)	(177)
	Other expense	(206)	(132)	(74)	(250)	(207)	(43)
		$(476)	$(268)	$(208)	$(806)	$(479)	$(327)

(1)Refer to page 30, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Non-cash rental income, Assets Sold in 2022 and Assets Sold 2021.
(2)Same Park Cash Rental Income and Non-Same Park rental income are presented net of (a) accounts receivable write-offs (recoveries) and (b) rent deferrals and abatements.
(3)Same Park non-cash rental income is presented net of deferred rent receivable write-offs.
(4)Amounts shown for the three and six months ended June 30, 2022 and 2021 include operating results attributable the Assets Sold in 2022 and Assets Sold in 2021.
(5)Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.
(6)Compensation expense for the six months ended June 30, 2022 includes a one-time cash payment of $6.7 million to the former CEO in accordance with his separation agreement.
(7)Stock compensation expense for the six months ended June 30, 2022 includes $0.6 million related to the reversal of stock compensation for the unvested former CEO shares net of dividend forfeiture expense.
(8)Professional fees and other for the three and six months ended include $6.1 million for Merger related costs.
(9)Other income in Q2 2022 includes other income of $1.3 million related to proceeds from Overlake condemnation.
(10)Interest expense was $0.03 million and $0 for the three months ended June 30, 2022 and 2021, respectively, and $0.07 million and $0 for the six months ended June 30, 2022 and 2021, respectively.
Second Quarter 2022 Supplemental Financial Reporting Package             26

Appendix C - Same Park Cost of Operations (unaudited, in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	% Change	2022	2021	% Change
Cost of operations
Property taxes	$11,366	$10,718	6.0%	$22,997	$21,756	5.7%
Utilities	4,172	3,948	5.7%	8,586	8,169	5.1%
Repairs and maintenance	6,339	5,428	16.8%	11,805	10,461	12.8%
Compensation	4,857	4,345	11.8%	9,936	8,825	12.6%
Snow removal	12	6	100.0%	784	928	(15.5)%
Property insurance	1,251	1,147	9.1%	2,502	2,302	8.7%
Other expenses	1,856	1,596	16.3%	3,340	3,153	5.9%
Total Cash Cost of Operations	29,853	27,188	9.8%	59,950	55,594	7.8%
Less: Non-cash stock based compensation in operating costs	(518)	(438)	18.3%	(1,004)	(852)	17.8%
Total Cash Cost of Operations	$29,335	$26,750	9.7%	$58,946	$54,742	7.7%

Second Quarter 2022 Supplemental Financial Reporting Package             27

Appendix D - Lease Expiration by Market (unaudited, in thousands)

Lease Expirations - Northern California
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of No. CA	% of Total Annualized Rental Income
2022	502	$10,851	8.2%	2.4%
2023	1,371	26,589	20.1%	5.9%
2024	1,350	25,595	19.4%	5.6%
2025	977	16,668	12.6%	3.7%
2026	992	18,631	14.1%	4.1%
Thereafter	1,771	33,811	25.6%	7.4%
Total	6,963	$132,145	100.0%	29.1%

Lease Expirations - Southern California
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of So. CA	% of Total Annualized Rental Income
2022	482	$9,525	13.6%	2.1%
2023	912	17,989	25.6%	3.9%
2024	784	16,786	23.9%	3.7%
2025	544	11,082	15.8%	2.4%
2026	199	3,994	5.7%	0.9%
Thereafter	577	10,842	15.4%	2.4%
Total	3,498	$70,218	100.0%	15.4%

Lease Expirations - Dallas
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Dallas	% of Total Annualized Rental Income
2022	417	$5,297	15.2%	1.2%
2023	837	9,482	27.3%	2.1%
2024	572	7,091	20.4%	1.6%
2025	388	4,744	13.6%	1.0%
2026	414	4,633	13.3%	1.0%
Thereafter	253	3,525	10.2%	0.8%
Total	2,881	$34,772	100.0%	7.7%

Lease Expirations - Austin
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Austin	% of Total Annualized Rental Income
2022	149	$3,149	8.1%	0.7%
2023	313	6,313	16.3%	1.4%
2024	402	9,091	23.4%	2.0%
2025	474	10,303	26.5%	2.3%
2026	115	2,771	7.1%	0.6%
Thereafter	399	7,222	18.6%	1.6%
Total	1,852	$38,849	100.0%	8.6%

(1)Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Second Quarter 2022 Supplemental Financial Reporting Package             28

Appendix D - Lease Expiration by Market (unaudited, in thousands)

Lease Expirations - Northern Virginia
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of No. VA	% of Total Annualized Rental Income

2022	551	$11,125	14.0%	2.4%
2023	779	14,814	18.7%	3.3%
2024	688	13,355	16.8%	2.9%
2025	857	18,408	23.2%	4.1%
2026	332	6,642	8.4%	1.5%
Thereafter	709	15,015	18.9%	3.3%
Total	3,916	$79,359	100.0%	17.5%

Lease Expirations - South Florida
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of So. FL	% of Total Annualized Rental Income

2022	573	$7,210	13.0%	1.6%
2023	1,105	14,968	27.0%	3.3%
2024	960	13,943	25.2%	3.1%
2025	579	8,789	15.8%	1.9%
2026	263	4,358	7.9%	0.9%
Thereafter	338	6,155	11.1%	1.4%
Total	3,818	$55,423	100.0%	12.2%

Lease Expirations - Suburban Maryland
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Sub. MD	% of Total Annualized Rental Income

2022	102	$1,987	9.6%	0.4%
2023	333	7,135	34.3%	1.6%
2024	155	3,495	16.8%	0.8%
2025	130	2,534	12.2%	0.6%
2026	92	2,327	11.2%	0.5%
Thereafter	153	3,307	15.9%	0.7%
Total	965	$20,785	100.0%	4.6%

Lease Expirations - Seattle
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Seattle	% of Total Annualized Rental Income

2022	129	$2,550	11.4%	0.6%
2023	449	7,329	32.7%	1.6%
2024	283	4,963	22.2%	1.1%
2025	177	3,393	15.2%	0.7%
2026	115	1,678	7.5%	0.4%
Thereafter	143	2,458	11.0%	0.5%
Total	1,296	$22,371	100.0%	4.9%

(1)Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Second Quarter 2022 Supplemental Financial Reporting Package             29

Definitions and Non-GAAP Disclosures
Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.
Assets sold – Assets sold represents
Assets Sold in 2022:
•93,000 square foot office business park located in San Francisco, California – Sold in June 2022
•291,000 square foot office business park located in Fairfax, Virginia – Sold in May 2022
•702,000 square foot industrial-flex business park located in Irving, Texas – Sold in March 2022
Assets Sold in 2021:
•70,000 square foot industrial-flex building located in Irving, Texas – Sold in December 2021
•53,000 square foot industrial building located in Beltsville, Maryland – Sold in December 2021
•371,000 square foot industrial-flex business park located in San Diego, California – Sold in October 2021
•22,000 square foot industrial-flex building located in Irving, Texas – Sold in September 2021
•244,000 square foot office business park located in Herndon, Virginia – Sold in July 2021
•198,000 square foot office-oriented flex business park located in Chantilly, Virginia – Sold in June 2021
Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and non-cash expenses. The non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in GAAP cost of operations in the amount of $0.5 million and $1.1 million for the three and six months ended June 30, 2022, respectively, and $0.5 million and $0.9 million for the three and six months ended June 30, 2021, respectively. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks.
Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.
Cash Rental Income per Occupied Square Feet – Computed by dividing cash rental income for the period by weighted average occupied square feet. Cash rental income per occupied square feet for the three month period shown is annualized.
Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

Second Quarter 2022 Supplemental Financial Reporting Package             30

Definitions and Non-GAAP Disclosures
Core Funds from Operations (Core FFO) – We calculate Core FFO by adjusting FFO, as defined below, excluding the impact of (i) charges related to the redemption of preferred stock and (ii) other nonrecurring income or expense items as appropriate. Management believes that Core FFO is a useful supplemental measure as it provides a more meaningful and consistent comparison of operating performance and allows investors to more easily compare the Company’s operating results. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may not calculate Core FFO in a consistent manner. Accordingly, our Core FFO may not be comparable to other REITs’ Core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
Cost of Operations under Cash NOI – Cash cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations in the amount of $0.5 million and $1.1 million for the three and six months ended June 30, 2022, respectively, and $0.5 million and $0.9 million for the three and six months ended June 30, 2021, respectively, which can vary significantly period to period based upon the performance of the Company.
Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets.
Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.
Funds Available for Distribution (FAD) – FAD is a non-GAAP measure that represents FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense, and (c) charges related to the redemption of preferred stock. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.
Funds from Operations (FFO) – We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, gains (or losses) from sales of assets incidental to our business, impairment losses of depreciable operating property or assets incidental to our business, real estate related depreciation and amortization (excluding amortization of deferred financing costs and amortization of above/below-market lease intangibles) and after adjustments for unconsolidated joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to pay dividends. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. A reconciliation of net income, the nearest GAAP equivalent, to FFO is under the additional financial data section.
GAAP Rent Growth – Average net effective rent growth represents the weighted average percentage change in net effective rents for leases executed during a period compared against the prior leases for the same units. Net effective rent represents average rental payments for the term of a lease on a straight-line basis, against the ending lease rates on prior leases for the same units, excluding operating expense reimbursements.

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Definitions and Non-GAAP Disclosures
Net Operating Income (NOI) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less cost of operations. We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks and (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks.
Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value and useful life of a property, including capitalized costs associated with repositioning of acquired assets.
Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2020.
Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.
Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.
Same Park – The Company believes that evaluation of the Same Park portfolio, defined as all properties owned and operated as of June 30, 2022 that were acquired prior to January 1, 2020, provides an informative view of how the Company’s portfolio has performed over comparable periods. As of June 30, 2022, the Same Park portfolio consisted of 25.4 million square feet, or 95.3% of the Company’s 26.6 million total square feet, excluding the Company’s 95.0% interest in a 395-unit multifamily property.
Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.
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